                                                            EXTERNAL USE

LEHMAN BROTHERS                                                                                         RESIDENTIAL MORTGAGE FINANCE


                                                             TERM SHEET
                                                            $583,303,100
                                          (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                                           SASCO 2003-15A
                                             AURORA LOAN SERVICES INC., MASTER SERVICER
                                      WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                     WAL to
                                                       WA          WAL to      Est. Pmt to
                                                     Months       Optional       Optional       Initial     Legal
                Approx.     Initial    Security     To Roll      Termination    Termination       Loss      Final         Ratings
  Class        Size ($)    Coupon(1)  Description  (yrs)(2)(3)     (yrs)(2)       Window(2)     Coverage   Maturity    (S&P/Moody's)
------------------------------------------------------------------------------------------------------------------------------------
     1-A     $32,604,000     4.50%   Variable PT      1.84           2.93        05/03 - 02/11    5.20%    04/25/2033      AAA/Aaa

  1-AX (4)      Notional     4.50%     Interest       1.83           1.83        05/03 -  01/0    5.20%    01/25/2006      AAA/Aaa
                                         Only
------------------------------------------------------------------------------------------------------------------------------------
    2-A1     $50,000,000     4.30%   Variable PT      2.49           2.96        05/03 - 02/11    5.20%    04/25/2033      AAA/Aaa

    2-A2     $99,000,000     4.05%   Variable PT      2.49           2.96        05/03 - 02/11    5.20%    04/25/2033      AAA/Aaa

    2-A3    $242,747,000     4.22%   Variable PT      2.49           2.96        05/03 - 02/11    5.20%    04/25/2033      AAA/Aaa

  2-AX (4)      Notional     4.19%     Interest       2.56           2.56        05/03 - 01/08    5.20%    01/25/2008      AAA/Aaa
                                         Only
  2-PAX (4)     Notional     4.19%     Interest       2.58           2.58        05/03 - 01/08    5.20%    01/25/2008      AAA/Aaa
                                         Only
------------------------------------------------------------------------------------------------------------------------------------
     3-A     $90,601,000     4.45%   Variable PT      2.83           2.95        05/03 - 02/11    5.20%    04/25/2033      AAA/Aaa

  3-AX (4)      Notional     4.45%     Interest       2.83           2.83        05/03 - 01/10    5.20%    01/25/2010      AAA/Aaa
                                         Only
------------------------------------------------------------------------------------------------------------------------------------
     4-A     $43,046,000   Variable  Variable PT      3.10           2.97        05/03 - 02/11    5.20%    04/25/2003      AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------
   B1 (5)    $16,184,000   Variable     Sub PT         NA            5.28        05/03 - 02/11    2.45%    04/25/2033       AA/NR

   B2 (5)     $5,296,000   Variable     Sub PT         NA            5.28        05/03 - 02/11    1.55%    04/25/2033        A/NR

   B3 (5)     $3,825,000   Variable     Sub PT         NA            5.28        05/03 - 02/11    0.90%    04/25/2033       BBB/NR

 B4 (5) (6)   $1,764,000   Variable  Not Offered    Not Offered   Not Offered     Not Offered     0.60%    04/25/2033       BB/NR

 B5 (5) (6)   $1,764,000   Variable  Not Offered    Not Offered   Not Offered     Not Offered     0.30%    04/25/2033        B/NR

 B6 (5) (6)   $1,776,429   Variable  Not Offered    Not Offered   Not Offered     Not Offered     0.00%    04/25/2033       NR/NR

------------------------------------------------------------------------------------------------------------------------------------
    R (7)           $100   Variable    Residual        NA            0.07        05/03 - 05/03    5.20%    04/25/2033      AAA/Aaa

------------------------------------------------------------------------------------------------------------------------------------















-----------------------------------------------------------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                1
-----------------------------------------------------------------------------------------------------------------------------------


                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


(1)  The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in May 2003.

(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 1, 2, 3, and 4 and assumes there is no cross collateralization between remaining outstanding Senior Certificates. The WA Months to Roll for Mortgage Pool 1 is month 33 (the Distribution Date in January 2006), for Mortgage Pool 2 is month 57 (the Distribution Date in January 2008), for Mortgage Pool 3 is month 81 (the Distribution Date in January 2010), and for Mortgage Pool 4 is month 117 (the Distribution Date in January 2013).

(4) The Class 1-AX, 2-AX, 2-PAX and 3-AX, will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional amounts. After the Distribution Date in January 2006 the Class 1-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in January 2008 the Class 2-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in January 2008 the Class 2-PAX will no longer be entitled to receive distributions of any kind. After the Distribution Date in January 2010 the Class 3-AX will no longer be entitled to receive distributions of any kind.

(5)  Crossed-subordinate bonds.

(6)  Not offered under this term sheet.

(7)  Non-economic REMIC residual.



--------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
    BALANCES AS OF APRIL 1, 2003 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS
CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE
            INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------









--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       2
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o The deal is comprised of 4 Mortgage Pools:

         Mortgage Pool 1 is comprised of 3-year Hybrid ARMs; 81.49% were originated by Aurora Loan Services Inc ("ALS"). The 3-year Hybrid ARMs in Pool 1 are indexed to either 6-month LIBOR (86.71%) or 12-month LIBOR (13.29%).

         Mortgage Pool 2 is comprised of 5-year Hybrid ARMs; 85.50% were originated by ALS. The 5-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (92.01%) or 12-month LIBOR (7.99%).

         Mortgage Pool 3 is comprised of 7-year Hybrid ARMs; 93.40% were originated by ALS. The 7-year Hybrid ARMs in Pool 3 are indexed to either 6-month LIBOR (93.07%) or 12-month LIBOR (6.93%).

         Mortgage Pool 4 is comprised of 10-year Hybrid ARMs; 85.98% were originated by ALS. The 10-year Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (94.09%) or 12-month LIBOR (5.91%).

o Interest and principal on Pool 1, Pool 2, Pool 3, and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 10% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.









--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       3
--------------------------------------------------------------------------------

                                                            EXTERNAL USE

LEHMAN BROTHERS                                                                                         RESIDENTIAL MORTGAGE FINANCE


------------------------------------------------------------------------------------------------------------------------------------
                                                      Priority of Distributions
------------------------------------------------------------------------------------------------------------------------------------
         Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
------------------------------------------------------------------------------------------------------------------------------------

         Mortgage Pool                     Mortgage Pool                    Mortgage Pool 3                   Mortgage Pool
  Available Distribution Amount     Available Distribution Amount    Available Distribution Amount    Available Distribution Amount
 +----------------------------+     +----------------------------+   +----------------------------+   +---------------------------+
 |                            |     |                            |   |                            |   |                           |
 | First, to Class R, 1-A and |     |   First, to Class 2-A1,    |   |  First, to Class 3-A, and  |   |    First, to Class 4-A    |
 |    1-AX to pay interest    |     |   2-A2, 2-A3, 2-AX, and    |   |    3-AX to pay interest    |   |       pay interest        |
 |                            |     |   2-PAX to pay interest    |   |                            |   |                           |
 |                            |     |                            |   |                            |   |                           |
 +--------------+-------------+     +--------------+-------------+   +--------------+-------------+   +-------------+-------------+
                |                                  |                                |                               |
                |                                  |                                |                               |
                |                                  |                                |                               |
                |                                  |                                |                               |
                +                                  +                                +                               +
 +----------------------------+     +----------------------------+   +----------------------------+   +---------------------------+
 |                            |     |                            |   |                            |   |                           |
 |   Second, to Class R and   |     |     Second, pro-rata to    |   |    Second, to Class 3-A    |   |   Second, to Class 4-A    |
 |    1-A to pay principal    |     |   Class 2-A1, 2-A2, 2-A3   |   |      to pay principal      |   |     to pay principal      |
 |                            |     |      to pay principal      |   |                            |   |                           |
 |                            |     |                            |   |                            |   |                           |
 +--------------+-------------+     +--------------+-------------+   +--------------+-------------+   +-------------+-------------+
                |                                  |                                |                               |
                |                                  |                                |                               |
                |                                  |                                |                               |
                |                                  |                                |                               |
                +----------------------------------+---------------+----------------+-------------------------------+
                                                                   |
                                                                   |
                                                                   +
                               +-------------------------------------------------------------------+
                               |  To Class B1, B2, B3, B4, B5 and B6 to pay interest and principal |
                               +-------------------------------------------------------------------+
------------------------------------------------------------------------------------------------------------------------------------













------------------------------------------------------------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                 4
------------------------------------------------------------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                       April 1, 2003

Expected Pricing Date:              Week of April 21, 2003

Expected Settlement Date:           April 30, 2003

Distribution Dates:                 25th of each month, commencing in May 2003

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicers:                          ALS (98.50%),  Cendant Mortgage Corporation
                                    (1.08%),  Colonial Savings (0.28%),
                                    F.A., and National City Mortgage Co. (0.14%)

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master
                                    Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                      0.250% per annum on the outstanding
                                    mortgage balance for ALS and National City
                                    Mortgage Co. Serviced loans and 0.375% per annum on the outstanding mortgage balance for Cendant Mortgage Corporation, and
                                    Colonial Savings F.A. Serviced Loans.

Trustee:                            Wells Fargo

Trustee Fee:                        0.0070% per annum

Rating Agencies:                    Standard  and  Poor's  ("S&P")  will  rate
                                    all of the Offered Certificates. Moody's will rate all the Senior Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay: All Classes.
                                    ------------

Registration:                       Book-entry form through DTC


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       5
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Minimum Denomination:               Class 1-A, 2-A1, 2-A2, 2-A3, 3-A and 4-A:
                                    $25,000 /$1 thereafter.
                                    Class 1-AX, 2-AX, 2-PAX and 3-AX: $1,000,000
                                    /$1 thereafter.
                                    Class B1, B2, and B3: $100,000/$1
                                    thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         25% CPR per annum.

SMMEA Eligibility:                  All  offered  classes  will  be  SMMEA
                                    eligible  except  for  Class  B2 and B3
                                    Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Due Period:                         The "Due Period" related to each
                                    Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

PAX Mortgage Loans:                 The Pool 2 Mortgage Loans with prepayment
                                    penalty provisions, for which the seller owns the servicing rights (the "PAX Mortgage
                                    Loans"). The PAX Mortgage Loans are related to the Class 2-PAX Certificates.

AX Mortgage Loans:                  The Pool 2 Mortgage Loans other than the PAX
                                    Mortgage Loans (the "AX Mortgage Loans").
                                    The AX Mortgage Loans are related to the Class 2-AX Certificates.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       6
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Adjusted Net WAC:                   The "Adjusted Net WAC" for Pool 2 for each
                                    Distribution Date will be the weighted
                                    average, based on their respective principal balances, of the interest rates on:

                                    (1) an obligation having a principal balance equal to the aggregate principal balance of the Pool 2 PAX Mortgage Loans and bearing interest at a rate equal to the lesser of
                                    (x) approximately 4.187% (the initial
                                    weighted-average pass-through rate for the
                                    Class 2-A1, Class 2-A2 and Class 2-A3) and
                                    (y) the weighted average Net Mortgage Rate of the Pool 2 PAX Mortgage Loans at the beginning of the related Due Period and,

                                    (2) an obligation having a principal balance equal to the aggregate principal balance of the Pool 2 AX Mortgage Loans and bearing interest at a rate equal to the lesser of
                                    (x) approximately 4.187% (the initial
                                    weighted-average pass-through rate for the
                                    Class 2-A1, Class 2-A2 and Class 2-A3) and
                                    (y) the weighted average Net Mortgage Rate of the Pool 2 AX Mortgage Loans at the beginning of the related Due Period.

Interest Rates:                     Class 1-A will bear interest at a rate equal
                                    to the lesser of (i) 4.50% per annum and
                                    (ii) the Net WAC of Mortgage Pool 1, up to and including the distribution date in January 2006 (month 33). Beginning with the distribution date in February 2006, the Class 1-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                                    Class 1-AX will bear interest at a rate
                                    equal to 4.50% per annum until the
                                    distribution date in January 2006 (month 33) based on a Notional Amount. After the distribution date in January 2006, the Class 1-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 1-AX on any distribution date up to and including the distribution date in January 2006 will be equal to the following:
                                    The balance of the Class 1-A Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess, if any, between (1) the Net WAC
                                    of Pool 1 and (2) 4.50%
                                    --------------------------------------------
                                                      4.50%

                                       The initial Class 1-AX Notional Amount is
                                    approximately $8,725,321.

                                    Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       7
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 2-A1 will bear interest at a rate
                                    equal 4.30% per annum up to and including the distribution date in January 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less that approximately 4.187% (the initial weighted-average pass-through rate for the
                                    Class 2-A1, Class 2-A2 and Class 2-A3), the interest rate for the Class 2-A1 shall equal the Adjusted Net WAC for Mortgage Pool 2 plus approximately 0.113%. Beginning with the distribution date in February 2008, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A2 will bear interest at a rate
                                    equal 4.05% per annum up to and including the distribution date in January 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less that approximately 4.187% (the initial weighted-average pass-through rate for the Class 2-A1, Class 2-A2 and Class 2-A3), the interest rate for the Class 2-A2 shall equal the Adjusted Net WAC for Mortgage Pool 2 minus approximately 0.137%. Beginning with the distribution date in February 2008, the Class 2-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                                    Class 2-A3 will bear interest at a rate
                                    equal 4.22% per annum up to and including the distribution date in January 2008 (month
                                    57); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 2 is less that approximately 4.187% (the initial weighted-average pass-through rate for the Class 2-A1, Class 2-A2 and Class 2-A3), the interest rate for the Class 2-A3 shall equal the Adjusted Net WAC for Mortgage Pool 2 plus approximately 0.033%. Beginning with the distribution date in February 2008, the Class 2-A3 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       8
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 2-AX will bear interest at a rate
                                    equal to 4.19% per annum until the
                                    distribution date in January 2008 (month 57) based on a Notional Amount. After the distribution date in January 2008, the Class
                                    2-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-AX on any distribution date up to and including the distribution date in January 2008 will be equal to the following:

                                    The balance of the Pool 2 AX Mortgage Loans multiplied by the following fraction:

                                       The excess, if any, of (1) the Net WAC of
                                    Pool 2 AX Mortgage Loans over (2) the
                                    initial weighted average of the annual
                                    certificate interest rates on the Class
                                    2-A1, Class 2-A2 and Class 2-A3 Certificates
                                    --------------------------------------------
                                                        4.19%

                                       The initial Class 2-AX Notional Amount is
                                    approximately $82,979,752.

                                    Class 2-PAX will bear interest at a rate equal to 4.19% per annum until the distribution date in January 2008 (month 57) based on a Notional Amount. After the distribution date in January 2008, the Class 2-PAX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 2-PAX on any distribution date up to and including the distribution date in January 2008 will be equal to the following:

                                    The balance of the Pool 2 PAX Mortgage Loans multiplied by the following fraction:

                                       The excess, if any, of (1) the Net WAC of
                                    Pool 2 PAX Mortgage Loans over (2) the
                                    initial weighted average of the annual
                                    certificate interest rates on the Class
                                    2-A1, Class 2-A2 and Class 2-A3 Certificates
                                    --------------------------------------------
                                                        4.19%

                                       The initial Class 2-PAX Notional Amount
                                    is approximately $42,343,847.

                                    Class 3-A will bear interest at a rate equal to the lesser of (i) 4.45% per annum and
                                    (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in January 2010 (month 81). Beginning with the distribution date in February 2010, the Class 3-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       9
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 3-AX will bear interest at a rate
                                    equal to 4.45% per annum until the
                                    distribution date in January 2010 (month 81) based on a Notional Amount. After the distribution date in January 2010, the Class
                                    3-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 3-AX on any distribution date up to and including the distribution date in January 2010 will be equal to the following:
                                    The balance of the Class 3-A Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess, if any, between (1) the Net WAC
                                    of Pool 3 and (2) 4.45%
                                    --------------------------------------------
                                                        4.45%

                                       The initial Class 3-AX Notional Amount is
                                    approximately $22,540,981.

                                    Class 4-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.


                                    Classes B1, B2, B3, B4, B5 and B6 are
                                    cross-collateralized subordinates for
                                    payments of principal, interest and
                                    allocation of losses. The Class B1, B2, B3,
                                    B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding Pool Subordinate Amounts (as defined on page 13).

                                    Underlying Subordinate Rate:
                                    ----------------------------

                                    For each Mortgage Pool (except Pool 2), the
                                    Underlying Subordinate Rate will equal the corresponding Mortgage Pool Net WAC.

                                    For the accrual period up to and including
                                    December 2007, the Pool 2 Underlying
                                    Subordinate Rate will be equal to the lesser of (i) approximately 4.187% (the initial weighted-average pass-through rate for the Class 2-A1, Class 2-A2 and Class 2-A3) and
                                    (ii) the Adjusted Net WAC of Mortgage Pool
                                    2. Beginning with the accrual period
                                    starting in January 2008 (month 57), the
                                    Pool 2 Underlying Subordinate Rate will be equal to the Net WAC of collateral in Pool 2.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       10
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Basis Risk Protection:
                                    ---------------------
                                    With respect to any Distribution Date on or prior to the Distribution Date in January
                                    2008 (month 57), to the extent that the
                                    interest distributed on the Class 2-A1,
                                    Class 2-A2, Class 2-A3, Class B1, Class B2,
                                    Class B3, Class B4, Class B5 or Class B6
                                    Certificates (each, a "Basis Risk Protected
                                    Certificate") is limited due to either the weighted average Net Mortgage Rate on the AX
                                    Mortgage Loans or the weighted average Net
                                    Mortgage Rate on the PAX Mortgage Loans
                                    being below the initial weighted average of the annual certificate interest rate on the Class 2-A1, Class 2-A2 and Class 2-A3
                                    Certificates (approximately 4.187%), the amount of any such shortfall to such Certificates is referred to herein as a "Basis Risk Shortfall."

                                    On each Distribution Date, amounts otherwise payable to the Class 2-AX or Class 2-PAX Certificates, if any, will be used to pay any unpaid Basis Risk Shortfalls for such Distribution Date or any prior Distribution Date to the Basis Risk Protected Certificates. The amounts paid with respect to any Basis Risk Shortfalls shall be treated as having been distributed to the Class 2-AX and 2-PAX Certificates, as applicable, and the Class 2-AX and Class 2-PAX Certificates shall have no right to reimbursement for such amounts.

                                    For information reporting purposes, the
                                    Trustee will treat the entitlement of the holders of the Basis Risk Protected Certificates to receive payments in respect of Basis Risk Shortfalls as interests in interest rate cap contracts written by the holders of the Class 2-AX and Class 2-PAX Certificates in favor of the holders of the Basis Risk Protected Certificates.

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Senior Certificates:
                                    -------------------
                                    Credit enhancement for the Senior
                                    Certificates will consist of the
                                    subordination of the Class B1, Class B2,
                                    Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

         -----------------------------------------------------------------------
              Distribution Dates (months)                   Shift %
         -----------------------------------------------------------------------
                         1 - 84                               100%
         -----------------------------------------------------------------------
                        85 - 96                               70%
         -----------------------------------------------------------------------
                        97 - 108                              60%
         -----------------------------------------------------------------------
                       109 - 120                              40%
         -----------------------------------------------------------------------
                       121 - 132                              20%
         -----------------------------------------------------------------------
                          133+                                 0%
         -----------------------------------------------------------------------

o *If the Subordinate Test% is greater than 2 times the original Subordinate Test%:

         -----------------------------------------------------------------------
              Distribution Dates (months)                   Shift %
         -----------------------------------------------------------------------
                         1 - 36                               50%
         -----------------------------------------------------------------------
                          37+                                  0%
         -----------------------------------------------------------------------

(*If the total AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Mortgage Pool Senior bonds will be entitled to 50% of the respective Mortgage Pool Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the total AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the Mortgage Pool Senior bonds will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       12
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pools 1 through 4, calculate the following:
----------------------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       13
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA as follows:
      1) Pay sequentially to Class R and Class 1-A, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
      1) Pay pro-rata to the Class 2-A1, Class 2-A2 and Class 2-A3, until reduced to zero.

Pool 3 Senior PDA as follows:
      1) Pay Class 3-A, until reduced to zero.

Pool 4 Senior PDA as follows:
      1) Pay Class 4-A, until reduced to zero.


II. Pay all Subordinate PDA without regard to mortgage group as follows*:
-------------------------------------------------------------------------
*Subject to credit support tests

1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       14
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------

The Subordinate Amounts are calculated as follows:

Aggregate Subordinate Amount:
-----------------------------

Total Mortgage Pool 1 through 4 collateral less the current principal balance of the Mortgage Pool 1 through 4 Senior Bonds (excluding notional balances).

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).


--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
     MBS Trading                 Brendan Garvey              (212) 526-8315
                                 Brian Hargrave              (212) 526-8320

--------------------------------------------------------------------------------
     Residential Finance         Stan Labanowski             (212) 526-6211
                                 Mike Hitzmann               (212) 526-5806
                                 Andrea Lenox                (212) 526-9637
                                 Darius Houseal              (212) 526-9466

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       15
--------------------------------------------------------------------------------

                                                            EXTERNAL USE

LEHMAN BROTHERS                                                                                       RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                     3/1 & 3/27          5/1 & 5/25           7/1 & 7/23           10/1 & 10/20
                                     Hybrid ARMs         Hybrid ARMs          Hybrid ARMs           Hybrid ARMs         Aggregate
                                        Pool 1              Pool 2              Pool 3                Pool 4               Total
                                        ------              ------              ------                ------               -----
Lien Position

First                                    100.0%               100.0%                100%                 100%               100.0%

Second                                     0.0%                 0.0%                0.0%                 0.0%                 0.0%

Geographic Distribution
(Other states account
individually for less than          CA - 29.70%          CA - 56.51%           CA -49.31           CA - 30.03           CA - 51.73
6% of the Cut-off Date
principal balance)                  CO - 14.01%           CO - 6.58%           FL - 7.82            HI - 9.48           CO - 6.33%
                                    IL - 13.51%                                NY - 6.33            NJ - 9.22
                                                                                                    GA - 6.43
Occupancy Status

Primary Home                             81.16%               79.33%               83.15                81.79               80.25%

Investment                                8.47%               16.13%               12.59                 7.47               14.44%

Second Home                              10.37%                4.53%                4.26                10.74                5.31%

Delinquency Statistics

Current                                  89.98%               99.92%              98.40%               97.78%               98.93%

One Payment Delinquent                   10.02%                0.08%               1.60%                2.22%                1.07%

Loans with Prepayment
Penalites

Total Number of Loans                        29                  334                 114                   27                 504

Total Principal Balance          $12,286,141.25      $140,699,620.98       45,757,811.03        18,821,444.54      $217,565,018.07

% of Principal Balance                   35.72%               34.05%               47.88               41.45%               36.96%

Weighted Average Coupon                  5.794%               5.705%              5.933%               6.030%              5.786%

Loans without  Prepayment
Penalites

Total Number of Loans                        64                 735                  106                   61                  966

Total Principal Balance          $22,106,571.68      $272,535,924.57       49,813,871.24        26,586,144.41      $371,042,511.90

% of Principal Balance                   64.28%               65.95%               52.12                58.55               63.04%

Weighted Average Coupon                  6.054%               5.721%              5.705%                5.788               5.743%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions
(including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its
affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                 16
------------------------------------------------------------------------------------------------------------------------------------